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                                                                 EXHIBIT 10.03

                        2000 DIRECTORS' STOCK OPTION PLAN
                                       OF
                           BLUE RIVER BANCSHARES, INC.


     1. Purpose. The 2000 Directors' Stock Option Plan of Blue River Bancshares, Inc. (the "Plan") is designed to promote the interests of Blue River Bancshares, Inc. (the "Company") and its Subsidiaries (as defined in paragraph 17) through the granting of nonqualified stock options to the members of the Company's Board of Directors (the "Directors").

     2. Administration.

        (a) The Plan shall be administered by a Committee appointed by the Board of Directors (the "Committee"). The decision of a majority of the members of the Committee shall constitute the decision of the Committee. In administering the Plan, the Committee's actions and determinations shall be binding on all parties.

        (b) Notwithstanding any other provisions of the Plan, the Committee shall have authority (i) to grant options; (ii) to determine the number of shares to be made the subject of options; (iii) to determine the option period;
(iv) to determine the time or times at which options will be granted; (v) to determine other conditions and limitations, if any, applicable to the exercise of options; and (vi) to determine the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired by any Director upon exercise of an option and the nature of the events, if any, and the duration of the period, in which any Director's rights in respect of shares acquired upon exercise of an option may be forfeited. Each option granted under the Plan to a Director shall be evidenced by a written stock option agreement containing terms and conditions established by the Committee consistent with the provisions of the Plan. Notwithstanding the foregoing, the Committee shall have no authority to alter the option price specified in paragraph 5 or the option period specified in paragraph 6 with respect to any options granted under the Plan.

        (c) The Committee is authorized, subject to the provisions of the Plan, to adopt, amend and rescind such rules and regulations as it may deem appropriate for the administration of the Plan and to make determinations and interpretations which it deems consistent with the Plan's provisions. The Committee's determination and interpretations shall be final and conclusive.

        (d) Neither the Plan nor any stock option agreement executed hereunder shall constitute a contract of employment. Participation in the Plan does not give any Director the right to be retained, nominated or reelected as a Director of the Company or a Subsidiary.

     3. Shares Covered by the Plan. The stock to be subject to options under the Plan shall be shares of authorized common stock of the Company and may be unissued shares or reacquired shares (including shares purchased in the open market), or a combination thereof, as the Committee may from time to time determine. Subject to the provisions of paragraph 10, the maximum number of shares to be delivered upon exercise of all options granted under the Plan shall not exceed one hundred and twenty-two thousand (122,000) shares less the number of shares that may be or have been purchased pursuant to an option granted under the 1997 Directors' Stock Option Plan of Blue River Bancshares, Inc. (the "1997 Plan"). Shares covered by an option that remain unpurchased upon expiration or termination of the option under either this Plan or the 1997 Plan may be made subject to further options under this Plan. No individual shall be eligible to participate in the Plan or receive options on the basis of his or her status as a Director of more than one entity.

     4. Eligibility. All individuals elected to serve as a Director of the Company or a Subsidiary shall be eligible, from time to time, to receive options to acquire shares of Company stock as determined by the Committee in its sole discretion. However, an individual shall not receive additional options because he is a member of more than one Board of Directors.

     5. Option Price. The option price per share of stock under each option granted to a Director hereunder shall be not less than the greater of eight and 27/100 dollars ($8.27) per share (the tangible book value of a share on February 29, 2000) or the Fair Market Value of the share on the date on which the option is granted. For all purposes of the Plan, the term "Fair Market Value" shall mean the value determined by the Committee based upon quotations of the entities which make a market in Company stock and such other factors as the Committee shall deem appropriate. If the common stock of the Company is not quoted by entities which make a market in the Company's stock, the Fair Market Value shall be determined by the Committee based upon such factors as the Committee deems appropriate.




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     6. Option Period. No option period shall exceed fifteen years from the date of grant of such option.

     7. Vesting and Exercise of Options.

        (a) Options granted to Directors hereunder shall vest, and thereby become exercisable, at such time or times as shall be determined by the Committee in its sole discretion. The stock option agreement between the Company and the optionee shall include the schedule under which each option shall vest.

        (b) Effective three months from the date a Director ceases to be a Director for any reason other than death, Permanent and Total Disability or cause, the options granted to that Director shall terminate and shall not be exercisable. If a Director dies or becomes Permanently and Totally Disabled, all unexercised options may be exercised within one year from the date his status as a Director ceases for such reason (but not later than the option expires pursuant to its terms). During such period, subject to the limitations of the option grant, the optionee, his guardian, attorney-in-fact, or personal representative, as the case may be, may exercise the option. As used herein, "Permanent and Total Disability" shall have the same meaning ascribed to such term by Section 22(e)(3) of the Internal Revenue Code, as amended. Notwithstanding the foregoing, if a Director's services are terminated by the Company For Cause, any options he holds shall be exercisable as of the date he receives notice of his termination. For purposes of the foregoing, a Director shall be deemed to be terminated "For Cause" if his services as a Director are terminated by the Company due to (i) the Director's willful and continued failure to perform his required duties as a Director of the Company, (ii) any action by the Director which involves willful misfeasance of gross negligence,
(iii) the requirement of or direction by a federal or state regulation agency which has jurisdiction over the Company to terminate the Director's services or
(iv) the conviction of the Director of the commission of any criminal offense which involves dishonesty or breach of trust.

     8. Payment for Stock. Full payment for shares purchased shall be made at the time of exercising the option in whole or in part. Such payment may be made in (a) cash or (b) at the discretion of the Committee, by delivering whole shares of common stock of the Company ("Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued by the Committee at the current Fair Market Value determined as of the date of the exercise of the option, in accordance with the provisions of paragraph 5. No shares shall be issued until full payment for them has been made and the Director shall have none of the rights of a shareholder with respect to such shares until such shares are issued to him. Upon payment of the full purchase price, the Company shall issue a certificate or certificates to the optionee evidencing ownership of the shares purchased pursuant to the exercise of the option which contain(s) such terms, conditions and provisions as may be required and as are consistent with the terms, conditions and provisions of the Plan and the stock option agreement between the Director and the Company.

     9. Nontransferability.

        (a) No option shall be transferable, except by the Director's will or the laws of descent and distribution. During the Director's lifetime, his option shall be exercisable (to the extent exercisable) only by him. The option and any rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated by him in any way, whether by operation of law or otherwise and shall not be subject to execution, attachment, or similar process.

        (b) Notwithstanding the provisions of subsection (a), a Director may transfer options granted under the Plan to: (i) Immediate Family Members (as defined in paragraph 17); (ii) a trust or trusts for the exclusive benefit of Immediate Family Members; or (iii) a partnership or limited liability company in which the optionee and/or the Immediate Family Members are the only equity owners (collectively, "Eligible Transferees"). An option that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member.

        (c) In the event that a Director transfers options to an Eligible Transferee under this paragraph 9, the options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator only in the same manner, to the same extent and under the same circumstances (including, without limitation, the time period within which the options must be exercised) as the Director or, in the event of the Director's death, the executor or administrator of the Director's estate, could have exercised such options. The Director, or in the event of the Director's death, the Director's estate, shall remain liable for all federal, state, city and local taxes applicable upon the exercise of an option by an Eligible Transferee.



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     10. Changes in Stock.

         (a) In the event of any change in the common stock of the Company through stock dividends, split-ups, recapitalizations, reclassifications, conversions, or otherwise, or in the event that other stock shall be converted into or substituted for the present common stock of the Company as the result of any stock conversion, merger, consolidation, reorganization or similar transaction which constitutes a Change in Control of the Company, then the Committee may make appropriate adjustment or substitution in the aggregate number, price, and kind of shares available under the Plan and in the number, price and kind of shares covered under any options granted or to be granted under the Plan. The Committee's determination in this respect shall be final and conclusive. Provided, however, that the Company shall not, and shall not permit its Subsidiaries to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change of Control of the Company unless and until the person or persons or entity or entities acquiring or succeeding to the assets or capital stock of the Company or any of its Subsidiaries as a result of such transaction or transactions agrees to be bound by the terms of the Plan so far as it pertains to options theretofore granted and agrees to assume and perform the obligations of the Company and its Successor hereunder.

         (b) In the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of common stock which shall be subject to the Plan and to each outstanding option shall, automatically by virtue of such Change in Control of the Company, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than the class of stock of the Successor, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each Director shall have the right to purchase (i) that number of shares of common stock of the Successor which have a Fair Market Value equal, as of the date of such Change in Control of the Company, to the Fair Market Value, as of the date of such Change in Control, of the shares of common stock of the Company theretofore subject to his option and (ii) for a purchase price per share which, when multiplied by the number of shares of common stock of the Successor subject to the option, shall equal the aggregate exercise price at which the optionee could have acquired all of the shares of common stock of the Company theretofore optioned to the optionee.

     11. Use of Proceeds. The proceeds received by the Company from the sale of stock pursuant to the Plan will be used for general corporate purposes.

     12. Investment Representations. Unless the shares subject to an option are registered under the Securities Act of 1933, as amended, each Director, in the stock option agreement between the Company and the Director, shall agree for himself and his legal representatives that any and all shares of common stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Any share issued pursuant to an exercise of an option subject to this investment representation shall bear a legend evidencing such restriction.

     13. Amendment and Discontinuance. The Board of Directors may, at any time, without the approval of the stockholders of the Company, (except as otherwise required by applicable law, rule or regulations, including without limitation any shareholder approval of the safe harbor provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934) alter, amend, modify, suspend, or discontinue the Plan, but may not, without the consent of the holder of an option, make any alteration which would adversely affect an option previously granted under the Plan.

     14. Liability. No member of the Board of Directors, the Committee or officers or employees of the Company or a Subsidiary shall be personally liable for any action, omission or determination made in good faith in connection with the Plan.

     15. Effective Date and Duration. This Plan shall become effective upon its approval by a majority of the shares of the Company's common stock. Options may be granted under the Plan for a period of ten years commencing March 28, 2000, the date on which the Board of Directors approved the Plan; provided no option may be exercised until the Plan has been approved by the shareholders of the Company. On March 27, 2000, the Plan shall expire except as to outstanding options which options shall remain in effect until they have been exercised, terminated, or have expired.

     16. Controlling Laws. Except to the extent superseded by the laws of the United States, the laws of the State of Indiana, without regard to the choice of law principles thereof, shall be controlling in all matters relating to the Plan.




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     17. Miscellaneous.

         (a) The term "Board of Directors" used herein shall mean the Board of Directors of the Company, unless the context clearly requires otherwise, and to the extent that any powers and discretion vested in the Board of Directors are delegated to a Committee of the Board of Directors, the term "Board of Directors" shall also mean such Committee.

         (b) The term "Subsidiary" or "Subsidiaries" used herein shall mean any banking institution or other corporation more than fifty percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

         (c) The term "Change in Control of the Company" used herein shall mean (i) any merger, consolidation or similar transaction which involves the Company or any Subsidiary and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company or any Subsidiary; (iii) any tender, exchange, sale or other disposition (other than dispositions of the stock of the Company or any Subsidiary in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any Company-sponsored employee benefit Plan, or purchases by members of the Board of Directors of the Company or any Subsidiary) of more than twenty-five percent of the outstanding common stock of the Company or any Subsidiary; (iv) during any period of two (2) consecutive years during the term of the Plan specified in paragraph 15, individuals who at the date of the adoption of the Plan constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each Director at the beginning of such period has been approved by Directors representing at least a majority of the Directors then in office who were Directors on the date of the adoption of the Plan; or (v) a majority of the Board of Directors or a majority of the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above. Notwithstanding the foregoing, a Change in Control of the Company shall not occur as a result of the issuance of stock by the Company in connection with any private placement offering of its stock or any public offering of its stock.

         (d) The term "Immediate Family Member" or "Immediate Family Members" means the spouse, the child or grandchildren of an optionee.

                                                 BLUE RIVER BANCSHARES, INC.


DATED:  March 28, 2000                  By:      /s/ Steven R. Abel
                                                 ------------------------------
                                                 Steven R. Abel
                                                 Its: Chairman
ATTEST:


/s/ D. Warren Robison
--------------------------------
D. Warren Robison
Its: Secretary


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